SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14A-6e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                           Netsmart Technologies, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
               1)     Title of each class of securities to which transaction
                      applies:
               .................................................................
               2)     Aggregate number of securities to which transaction
                      applies:
               .................................................................
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................
               4)     Proposed maximum aggregate value of transaction:
               .................................................................
               5)     Total fee paid:
               .................................................................

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)     Amount Previously Paid:  .................................
               2)     Form, Schedule or Registration Statement No.:  ...........
               3)     Filing Party:  ...........................................
               4)     Date Filed:  .............................................

                           Netsmart Technologies, Inc.
                                146 Nassau Avenue
                              Islip, New York 11751

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                December 21, 2000

        NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Netsmart Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 146 Nassau Avenue, Islip, New York 11751 on Thursday, December 21, 2000, at 9:30 A.M. local time, for the purpose of considering and acting upon the following matters:

        (1) The election of five (5) directors to serve until the 2001 Annual Meeting of Stockholders and until their successors shall be elected and qualified;

        (2)    The approval of the 1999 Long-Term Incentive Plan;

        (3)    The approval of the 1999 Employee Stock Purchase Plan;

        (4) The approval of Richard A. Eisner & Company, LLP as the Company's independent certified public accountants for the year ended December 31, 2000; and

        (5) The transaction of such other and further business as may properly come before the meeting.

        The board of directors of the Company has fixed the close of business on November 6, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of stockholders eligible to vote at the annual meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the offices of the Company, 146 Nassau Avenue, Islip, New York 11751.

        The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report to Stockholders for 1999 is being mailed with this proxy statement.

                                             By order of the Board of Directors

                                                      Anthony F. Grisanti
                                                           Secretary

Islip, New York
November 9, 2000

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                           NETSMART TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                       2000 Annual Meeting of Stockholders

                               GENERAL INFORMATION
                               -------------------

        The accompanying proxy and this proxy statement are furnished in connection with the solicitation by the board of directors of Netsmart Technologies, Inc., a Delaware corporation, of proxies for use at our 2000 annual meeting of stockholders to be held at our offices, 146 Nassau Avenue, Islip, New York 11751, on Thursday, December 21, 2000 at 9:30 A.M. or at any adjournment thereof. We are mailing this proxy statement, the related proxy and the 1999 annual report to our stockholders on or about November 9, 2000.

        At the annual meeting, you will be asked to (a) elect five (5) directors to serve until the 2001 annual meeting of stockholders and until their successors shall be elected and qualified, (b) approve our 1999 Long- Term Incentive Plan, (c) approve our 1999 Employee Stock Purchase Plan; (d) approve the appointment of Richard A. Eisner & Company, LLP as our independent certified public accountants for 2000, and (e) transact such other and further business as may properly come before the meeting. Our board of directors does not know of any other matters which will be voted upon at the annual meeting.

        We encourage you to review the detailed discussion presented in this proxy statement and either return the completed and executed proxy or attend the annual meeting.

Record Date; Outstanding Shares; Voting Rights and Proxies

        Stockholders of record at the close of business on November 6, 2000, which is the record date for the annual meeting, are entitled to notice and to vote at the annual meeting. As of the close of business on the record date, we had 3,490,331 shares of common stock outstanding. You are entitled to one vote for each share you owned of record on the record date.

        We require the presence in person or by proxy of holders of a majority of the shares of common stock that were outstanding on the record date in order to conduct the annual meeting. If you file a proxy or attend the annual meeting, your shares are counted as being present at the annual meeting for purposes of determining whether there is a quorum, even if you abstain from voting on all matters. The vote required for the election of directors and approval of other proposals is set forth in the discussion of each proposal.

        You are requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that your shares are voted at the annual meeting. If you return a signed proxy, you may still attend the annual meeting and vote in person. If you give a proxy, you have the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving us written notice that you have revoked y your proxy or by attending the annual meeting and voting in person. There is no required form for a proxy revocation. If you properly execute a proxy and do not revoke it, your shares will be voted at the annual meeting in accordance with your instructions.

        If you sign and return a proxy but do not specify how you want your shares voted with respect to any or all of the proposals listed therein, the shares represented by your proxy will be voted for all the proposals, including the election of directors. Abstentions and broker non-votes are not counted as votes "for" or "against" a proposal, but where the affirmative vote on the subject matter is required for approval, abstentions and broker non-votes are counted in determining the number of shares present or represented.

Cost of Solicitation

        We will bear the costs of soliciting proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees, who will receive no compensation in addition to their regular salary, may solicit proxies by mail, telecopier, telephone or personal interview. We will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the common stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

     BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY HOLDINGS OF MANAGEMENT
     ----------------------------------------------------------------------

        Set forth below is information as of September 30, 2000, as to each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock, each director, each officer listed in the Summary Compensation Table and all officers and directors as a group.

                                                          Percent of Outstanding
                                                          ----------------------
Name and Address                         Shares           Common Stock
----------------                         ------           ------------
John F. Phillips                        197,222                5.5%
146 Nassau Avenue
Islip, New York 11751
Edward D. Bright                        169,422                4.8%
Gerald O. Koop                          140,823                3.9%
Anthony F. Grisanti                     101,421                2.9%
James L. Conway                          98,000                2.8%
Joseph G. Sicinski                       32,000                 *
All directors and officers as a group
(six individuals)                       728,888               17.5%
----------
*       Less than 1%.

        Except as set forth in the following paragraphs, each person has the sole voting and sole investment power and direct beneficial ownership of the shares. Each person is deemed to beneficially own shares of common stock issuable upon exercise of options or warrants which are exercisable on or within 60 days after the date as of which the information is provided.

        The number of shares owned by our directors and officers shown in the table includes shares of common stock which are issuable upon exercise of options and warrants that are exercisable at September 30, 2000 or will become exercisable within 60 days after that date. Set forth below is the number of shares issuable upon exercise of those options for each of our directors and the officers named in the Summary Compensation Table.

Name                                             Number
----                                             ------
John F. Phillips                                 89,000
Edward D. Bright                                 67,500
Gerald O. Koop                                   87,984
Anthony F. Grisanti                               5,052
Joseph G. Sicinski                                    -
All officers and directors as a group           249,536


                              ELECTION OF DIRECTORS
                              ---------------------

        Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the board of directors. The board of directors has established the size of the board for the ensuing year at five directors and is recommending that our five incumbent directors be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board of directors, and any shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors.

        The board of directors is presently comprised of five individuals, Messrs. James L. Conway, Edward D. Bright, John F. Phillips, Gerald O. Koop and
Joseph G. Sicinski, all of whom were elected at the 1999 annual meeting of stockholders, for which proxies were solicited.

        The following table sets forth certain information concerning the nominees for director:

        Name                 Age             Position with the Company                   Director Since
        ----                 ---             -------------------------                   --------------
Edward D. Bright(1)          64      Chairman of the board and director                       1998
James L. Conway              53      President, chief executive officer and director          1996
John F. Phillips             62      President of Creative Socio-Medics Corp. and vice        1994
                                     president of Netsmart

Gerald O. Koop               62      Chief executive officer of Creative Socio-Medics         1998
                                     Corp. and director
Joseph G. Sicinski1          69      Director                                                 1998
----------
(1)     Member of the audit and compensation committees.

        Mr. Edward D. Bright has been our chairman of the board and a director since April 1998. In April 1998, Mr. Bright was also elected as chairman, secretary, treasurer and a director of Consolidated Technology Group Ltd., a public company now known as The Sagemark Companies, Ltd., and chairman of the board and a director of Trans Global Services, Inc., which provides temporary technical staffing. From January 1996 until April 1998, Mr. Bright was an executive officer of or advisor to Creative Socio Medics Corp., our wholly-owned subsidiary. From June 1994 until January 1996, he was our chief executive officer.

        Mr. James L. Conway has been our president and a director  since January
1996 and chief executive officer since April 1998. From 1993 until April 1998, he was president of S-Tech, which, until April 1998, was a wholly-owned subsidiary of Consolidated Technology which manufactures specialty vending equipment for postal, telecommunication and other industries. From 1997 until April 1998, Mr. Conway was also an officer of other subsidiaries of Consolidated
Technology  engaged in  manufacturing.  Mr.  Conway is also a director  of Trans
Global.

        Mr. John F. Phillips has been one of our directors and president of Creative Socio-Medics since June 1994, when Creative Socio-Medics was acquired, and our vice president -- marketing since 1996. He has also been our vice president since June 1994.

        Mr. Gerald O. Koop has been one of our directors since June 1998. He has held management positions with Creative Socio-Medics for more than the past five years, most recently as its chief executive officer, a position he has held since 1996.

        Mr. Joseph G. Sicinski has been one of our directors since June 1998. He is president and a director of the Trans Global, a position he held with Trans
Global and its predecessor since September 1992. Since April 1998, he has also been chief executive officer of Trans Global.


        Directors are elected for a term of one year.

        None of our officers and directors are related.

        Our certificate of incorporation includes certain provisions, permitted under Delaware law, which provide that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for certain conduct prohibited by law. The Certificate of Incorporation also contains broad indemnification provisions. These provisions do not affect the liability of any director under Federal or applicable state securities laws.

Approval Required
-----------------

        Provided that a quorum is present at the annual meeting, the five directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

        The board of directors recommends a vote FOR the nominees listed above.

Meetings, Committees of the Board of Directors and Directors Compensation
-------------------------------------------------------------------------

        Our board of directors has two committees - the audit committee and the compensation committee.

        The audit committee is to consist of three independent directors. The audit committee presently consists of Messrs. Edward D. Bright and Joseph G. Sicinski, with one vacancy. The audit committee is charged with the following responsibilities:

    *       Recommend to the board the selection of the independent accountants.
    *       Review the scope of the audit with the independent accountants.
    * Review the annual and quarterly financial statements with the independent accountants prior to the filing of the Form 10-K and 10-Q.
    * Review any issues relating to the independence of the independent accountants.
    * Review with the independent accountants and the board of directors any matters raised in any management letters issued by the independent accountants.
    * Review any material transactions between us and any of its officers and directors, other than employment agreements and other matters which are subject to approval of the compensation committee or any stock option committee.

        The compensation committee serves as the stock option committee for our stock option plans and will serve as the committee for the 1999 employee stock purchase plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers.

        Excluding actions by unanimous written consent, during 1999, the board of directors held one meeting, the compensation committee held one meeting and the audit committee held one meeting. The audit committee met with our independent accountants and chief financial officer prior to filing of the Form 10-K for 1999 to review the 1999 audited financial statements with the independent auditors. During 1999, all of our directors attended at least 80% of the meetings of the board and any committee of which they are members.

        We pay each director who is not employed by us a monthly fee of $750, and we pay the chairman of the board a monthly fee of $1,500. In addition, in 1999, Mr. Edward D. Bright, chairman of the board, received a bonus of $66,000, representing his participation in the bonus pool, and vacation pay of $24,000.


                               EXECUTIVE OFFICERS

        Set forth below are our executive officers and information concerning the one officer who is not also a director.

    Name                              Position
    ----                              --------
James L. Conway               President and chief executive officer
Anthony F. Grisanti           Chief financial officer, treasurer and secretary
John F. Phillips              President of Creative Socio-Medics and vice
                              president of Netsmart
Gerald O. Koop                Chief executive officer of Creative Socio-Medics

        Mr. Anthony F. Grisanti has been our treasurer since June 1994, secretary since February 1995 and chief financial officer since January 1996.


                             EXECUTIVE COMPENSATION

        Set forth below is information with respect to compensation paid or accrued by the Company for 1999, 1998 and 1997 to its chief executive officer and to each other officer whose salary and bonus for 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation        Long-Term
                                            -------------------        ---------
                                                                       Compensation (Awards)
                                                                       --------------------
                                                                       Options, SARs
Name and Principal Position        Year       Salary      Bonus(1)       (Number)(2)
---------------------------        ----       ------      ------       -------------
James L. Conway, CEO and           1999      $160,000    $107,000               -
president                          1998       161,563      27,000            90,000
                                   1997       125,000         --             89,582
Gerald O. Koop, chief              1999       140,000     172,169               -
executive officer of Creative      1998        92,700     126,305            80,000
Socio-Medics Corp.                 1997        90,000     158,094               -
John F. Phillips, vice president   1999       140,000      64,000               -
- marketing                        1998       112,800      70,540            80,000
                                   1997       109,500      89,657               -
Anthony F. Grisanti, chief         1999       120,000     100,000               -
financial officer                  1998        91,240      56,967            80,000
                                   1997        87,600      73,888               -
----------
        The bonus for Mr. Koop includes accrued  commissions of $100,169.  These commissions will be paid in installments through 2002.

        In July 1998, we entered into five-year employment agreements with Messrs. James L. Conway, John F. Phillips, Gerald O. Koop and Anthony F.
Grisanti. Pursuant to these agreements, these officers received the following salaries in 1999: Mr. Conway - $160,000, Mr. Phillips - $140,000, Mr. Koop -
$140,000, and Mr. Grisanti - $120,000. The agreements provide for an annual cost of living adjustment. For 2000, each of these officers received a 3.2% increase in salary pursuant to the cost of living adjustment provisions. The agreements provide that the executives are eligible to participate in a bonus pool to be determined annually by the Compensation Committee. The agreements also provide each of these officers with a $1,000 per month automobile allowance. In the event of the officer's dismissal or resignation or a material change in his duties or
                                      - 5 -

in the event of a termination of employment by the executive or by us as a result of a change of control, the officer may receive severance payments of between 24 and 36 months' compensation. A month's compensation means the then current monthly salary plus one-twelfth of the bonus for the prior year. In
October 2000, the agreements were amended to permit the executives to continue as a consultant at a reduced salary at the end of or, under certain conditions, prior to the end of, the contract term.

        No options were granted during 1999 to any of our officers named in the Summary Compensation Table.

Option Exercises and Outstanding Options

        The following table sets forth information concerning the exercise of options during the year ended December 31, 1999 and the year-end value of options held by our officers named in the Summary Compensation Table. No stock appreciation rights have been granted.

 Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

                                                                    Number of
                                                                    Securities
                                                                    Underlying           Value of

                                                                    Unexercised          Unexercised In-the-
                                                                    Options at Fiscal    Money Options at
                                                                    Year End             Fiscal Year End

                                  Shares Acquired      Value        Exercisable/         Exercisable/
        Name                      Upon Exercise       Realized      Unexercisable        Unexercisable
        ----                      -------------       ---------     -------------        -------------
James L. Conway                       20,000          $38,750         145,249/--          $376,375/--
Gerald O. Koop                           -                -            87,984/--           454,845/--
John F. Phillips                      12,922           33,622          89,000/--           458,875/--
Anthony F. Grisanti                   10,821           28,609          85,000/--           439,375/--
----------
        The number of shares of Common Stock subject to options  includes shares of common stock issuable upon exercise of warrants.

        The determination of "in the money" options at December 31, 1999, is based on the closing price of the common stock on the Nasdaq SmallCap Market on December 31, 1999, which was $6.375.

        Information  with respect to Mr.  Conway  includes  warrants to purchase
23,916 shares of common stock held by Mr. Conway's wife, as to which he disclaims beneficial ownership.

                           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In March 1999,  we and members of our  management,  together  with other
employees  and  non-affiliated   investors,   entered  into  an  agreement  with
Consolidated  Technology,  its  subsidiary,  SIS Capital Corp.  and Mr.  Anthony
Grisanti, as agent, pursuant to which:

        * The purchasers bought an aggregate of 585,750 shares of our common stock from SIS Capital for $2.015 per share in April 1999.

        * The purchasers had the right to buy up to 206,874 additional shares of the our common stock from SIS Capital at the same purchase price per share.

                                      - 6 -

        * Consolidated Technology transferred to us shares of our preferred stock (including the right to receive dividends thereon) and warrants to purchase shares of our common stock, for which we issued 100,000 shares of common stock to Consolidated Technology in April 1999.

        The following officers and directors purchased the following number of shares of common stock from SIS Capital pursuant to this agreement:

Name                               Number of Shares              Purchase Price
----                               ----------------              --------------
John F. Phillips                        75,000                    $151,118
Edward D. Bright                        62,500                     125,931
Gerald O. Koop                          34,600                      69,716
James L. Conway                         26,000                      52,387
Anthony F. Grisanti                     20,600                      41,507
Joseph G. Sicinski                       5,000                      10,075

                                PERFORMANCE GRAPH

        The following graph, based on data provided by the Center for Research in Security Prices, shows changes in the value of $100 invested on August 14, 1996, when the trading in our common stock commenced following its initial public offering, of: (a) shares of our common stock; (b) the Nasdaq stock index
(US companies); and (c) an SIC peer group consisting of Nasdaq listed companies in SIC code 7370 through 7379, which computer and data processing companies. The values of each investment at the end of each period are derived from compounded daily returns that include all dividends. Total stockholder returns from each investment can be calculated from the year-end investment values shown beneath the graph provided below.



                                                8/14/96    12/31/96    12/31/97    12/31/98    12/31/99
                                                -------    --------    --------    --------    --------
Netsmart Technologies, Inc.                      100.0        32.5         8.4         8.2        20.4
Nasdaq Stock Market (US companies)               100.0       113.6       139.4       196.2       364.3
Nasdaq computer and data processing stocks       100.0       112.1       137.8       245.9       544.1

        The index level for all indices was set at 100.0 on August 14, 1996, when trading in our common stock commenced.

                                      - 7 -

                  APPROVAL OF THE 1999 LONG-TERM INCENTIVE PLAN
                  ---------------------------------------------

        The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in November 1999, the board of directors adopted, subject to stockholder approval, the 1999 Long-Term Incentive Plan, covering 150,000 shares of common stock. In October 2000, the board amended the 1999 plan to increase the number of shares of common stock subject to the plan to 300,000, and approved the plan, subject to stockholder approval.

        We have two other stock option plans, the 1993 Long-Term Incentive Plan and the 1998 Long-Term Incentive Plan. The 1993 plan was adopted by the board of directors and stockholders in July 1993. It was amended in October 1993, April 1994, October 1994 and February 1996. We may grant options or other equity-based incentives for 170,333 shares of common stock under the 1993 plan, which does not have an expiration date. In November 1998, the board of directors adopted, and in November 1999, the stockholders approved an amendment to the 1998 plan. We may grant options or other equity-based incentives for 780,000 shares of common stock under the 1998 plan.

        As of September 30, 2000, under our 1993 and 1998 plans, we had issued a total of 555,023 shares of common stock, 516,042 shares of common stock were subject to outstanding options, and no shares of common stock were available for grant, except to the extent of any shares which are subject to outstanding options which expire unexercised.

        Our stock option plans are administered by a committee of at least two non-employee directors appointed by the board. The compensation committee serves as the committee under all of our stock option plans. Any member or alternate member of the committee is not eligible to receive options or stock under these plans except for the annual option grant and certain options grants which were approved by the stockholders in connection with the approval of the 1998 plan. The committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee are performed by the board of directors. The compensation committee consists of Messrs. Edward D. Bright and Joseph G. Sicinski.

        Set forth below is a summary of the 1999 Plan, but this summary is qualified in its entirety by reference to the full text of the 1999 plan, a copy of which is included as Exhibit A to this proxy statement. The plan, which expires in November 2009 unless terminated earlier by the board of directors, gives the board of directors broad authority to modify the plan, and, in particular, to eliminate any provisions which are not required in order to meet the requirements of Rule 16b-3 of the Securities and Exchange Commission pursuant with the Securities Exchange Act of 1934, as amended.

        We may issue a maximum of 300,000 shares of common stock under the 1999 plan. If an option under the 1999 plan expires or terminates without being exercised in full or if shares awarded under the plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the plan. The plan imposes no limit on the number of officers and other key employees to whom awards may be made.

        We may make awards under the 1999 plan to key employees, including officers and directors of us and our subsidiaries, and consultants and others who perform services for us and our subsidiaries, except that directors who are not employed by us or our subsidiaries or are not otherwise engaged by us are not eligible for options under the 1999 plan, except that the 1999 plan provides for the automatic grant to each non-employee directors of a non-qualified option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2000. The options to non-employee directors pursuant to the annual grant have a term of five years from the date of grant and become exercisable as to all of the shares of common stock subject to the option six months from the date of grant, except that they become immediately exercisable if a change of control, as defined in the 1999 plan, should occur and terminate seven months after termination of service if such termination is other than as a result of his or her death or disability. Two directors, Messrs. Edward D. Bright and Joseph G. Sicinski, qualified as non-employee directors on April 1, 2000. Because there were no options available for grant under the present plans and the 1999 plan had not been approved by the stockholders, there were no automatic option grants on April 1, 2000. Instead the options will be granted on the date the 1999 plan is approved by the stockholders and the exercise price will be the fair market value on that date. No options were granted under the 1999 plan.

        The committee has the authority to grant the following types of awards under the 1999 plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. The 1999 plan is designed to provide us with broad discretion to grant incentive stock-based rights.

        Tax consequences of awards provided under the 1999 plan are dependent upon the type of award granted. The grant of an incentive or non-qualified stock options does not result in any taxable income to the recipient or deduction to us. Upon exercise of a non-qualified stock option, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and we receive a corresponding tax deduction. In the case of an incentive stock option, no income is recognized to the employee, and no deduction is available to us, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an incentive stock option may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an incentive stock option, the employee realizes income, and we receive a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price. The issuance of stock pursuant to a stock grant results in taxable income to the recipient at the date the rights to the stock become nonforfeitable, and we receive a deduction in such amount. However, if the recipient of the award makes an election in accordance with the Internal Revenue Code of 1986, as amended, the amount of his or her income is based on the fair market value on the date of grant rather than the fair market value on the date the rights become nonforfeitable. When compensation is to be recognized by the employee, appropriate arrangements may be required to be made with respect to the payment of withholding tax.

Option Grants

        No  options  were   granted  to  the  officers   named  in  the  Summary
Compensation Table during 1999, and no options were granted under the 1999 plan.

Vote Required
-------------

        The proposal to approve the amendment to the 1999 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

        The board of directors recommends a vote FOR the proposal.

                APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN
                -------------------------------------------------

        Our board of directors believes that our growth and profitability depends, in large part, upon our ability to maintain a competitive position in attracting and retaining qualified personnel. Accordingly, in November 1999, the board of directors adopted, subject to stockholder approval, the 1999 Employee Stock Purchase Plan, a copy of which is attached as Exhibit B, which will permit employees to purchase our common stock at discounts of up to 15%. The purchase plan, if approved by the stockholders, will be an integral component of the benefit package for all eligible employees. In October 2000, the board re-adopted the purchase plan, subject to stockholder approval.

        The following is a brief summary of the provisions of the purchase plan.

        Our board of directors reserved 150,000 shares of common stock for issuance under the purchase plan. The purchase plan provides eligible employees with the opportunity to purchase shares of our common stock at a discounted price through regular payroll deductions. The first offering shall begin on a date determined at the discretion of the board of directors or the compensation committee, which administers the purchase plan. Each successive offering shall begin on the date selected by the board of directors or the compensation committee.

        Our employees and those of our eligible subsidiaries may participate in the purchase plan provided that he or she has completed six consecutive months of employment with us or one of our eligible subsidiaries. At present the only eligible subsidiary is Creative Socio-Medics Corp. Employees who own or would own common stock or options to purchase common stock representing 5% or more of the common stock are not eligible to participate in the purchase plan.

        An employee may elect to have between 1% and 5% of his or her compensation withheld from his or her base pay for purposes of purchasing shares under the purchase plan, except that an employee cannot purchase common stock at a rate which exceeds $25,000 of market value per calender year. The price at which shares may be purchased shall be 85% of the lower of (i) 90% of the fair market value of the Common Stock on the date the offering commences or the average of the prices of the stock on the last five days preceding the offering on which trading occurred on the Nasdaq Stock Market, whichever is greater, or
(ii) 90% of the closing price on the date the offering terminates or the average of the prices of the common stock on the last five days of the offering on which trading occurred on the Nasdaq Stock Market, which ever is greater.

        The purchase plan is administered by a committee consisting of at least three non-employee directors. The committee will be appointed by the board of directors and will have the authority to adopt rules and regulations for administering the purchase plan, subject to the express provisions of the purchase plan. The board of directors shall have complete power and authority to terminate or amend the purchase plan, except that any change in the number of shares of common stock issuable under the purchase plan or in the class of employees eligible to participate in the purchase plan will require stockholder approval.

        As of August 1, 2000, approximately 130 employees would have been eligible to participate in the purchase plan.

        The purchase of shares under the purchase plan is discretionary, and we cannot now determine the number of shares to be purchased in the future by any particular employee or employees.

        Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the purchase plan or upon purchasing shares of common stock pursuant to the purchase plan. Instead, if a participant sells common stock acquired under the purchase plan at a sale price that exceeds the price at which the participant purchased the common stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the common stock over the price at which the participant purchased the common stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

        If the participant sells the common stock more than one year after acquiring it and more than two years after the date on which the offering commenced, then the participant will be taxed as follows. If the sale price of the common stock is higher than the price at which the participant purchased the common stock, then the participant will recognize ordinary compensation income in the amount by which the lesser of the sale price or the fair market value on the date on which the offering commenced exceeds the exercise price. Any further income will be long-term capital gain. If the sale price of the common stock is less than the price at which the participant purchased the common stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the common stock over the sale price of the common stock.

        If the participant sells the common stock in a disqualifying disposition, which includes a sale of the common stock purchased under the purchase plan within one year after acquiring it or within two years after the commencement of the offering, whichever is later, then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the price at which the participant purchased the common stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the common stock over the fair market value of the common stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the sale price of the common stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the common stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the common stock for a shorter period. Further, such gain may be subject to state and local taxes.

        Tax Consequences to us. The offering of common stock under the purchase plan will have no tax consequences to us except that we will be entitled to a deduction with respect to any ordinary compensation income recognized by a participant upon making a disqualifying disposition.

Vote Required
-------------

        The adoption of the purchase plan requires the affirmative vote of the holders of a majority of the shares of common stock voting at the annual meeting.

        The board of directors recommends a vote FOR the Purchase Plan.

                        SELECTION OF INDEPENDENT AUDITORS
                        ---------------------------------

        It is proposed that the stockholders approve the selection of Richard A. Eisner & Company, LLP as our independent public accountant for the year ending December 31, 1999. The board of directors has approved the selection of Richard
A. Eisner & Company, LLP as our independent public accountants. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the board of directors.

        Richard A. Eisner & Company, LLP was our independent certified public accountants for the year ended December 31, 1999, and its report is included in the annual report. At no time since their engagement have they had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountants.

        Representatives of Richard A. Eisner & Company, LLP are not expected to be present at the annual meeting, but will be available by telephone to answer any questions raised by stockholders at the meeting.

        Our financial statements for the year ended December 31, 1997, of which the statements of operations, cash flows and stockholders equity are included in the annual report, were audited by Moore Stephens, P.C., whose report on such financial statements did not include any qualification, disclaimer, modification or explanatory paragraph. There were no disagreements with Moore Stephens, P.C. during the year ended December 31, 1997 or during the period subsequent to December 31, 1997 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to dismiss Moore Stephens, P.C. and engage Richard A. Eisner & Company, LLP was made by our board of directors on June 30, 1998.

Vote Required

        The proposal to approve the selection of Richard A. Eisner & Company, LLP as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

        The board of directors recommends a vote FOR the proposal.

                           INCORPORATION BY REFERENCE
                           --------------------------

        We incorporate into this proxy statement the audited financial statements for the years ended December 31, 1999 and 1998 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the annual report, and unaudited financial statements for the six months ended June 30, 2000, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in our Form 10-Q for the nine months ended September 30, 2000. A copy of the annual report is being mailed to stockholders of record on the record date concurrently with the mailing of this proxy statement. Additional copies of the annual report and copies of the Form 10-Q will be provided by us without charge upon request. Requests for copies of the annual report or Form 10-Q should be made as provided under "Other Matters."

                                  OTHER MATTERS
                                  -------------

        Any proposal which a stockholder wishes to present at the 2001 Annual Meeting of Stockholders must be received by us at our executive offices at 146 Nassau Avenue, Islip, New York 11751, not later than January 31, 2001.

        Copies of our Form 10-K for the year ended December 31, 1999 and Form 10-Q for the nine months ended September 30, 2000, without exhibits, may be obtained without charge by writing to Mr. Anthony F. Grisanti, Chief Financial Officer, Netsmart Technologies, Inc., 146 Nassau Avenue, Islip, New York 11751. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits.

        The board of directors does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors

                                               James L. Conway
                                               President

November 9, 2000

PROXY

                           NETSMART TECHNOLOGIES, INC.

            2000 Annual Meeting of Stockholders -- December 21, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints James L. Conway, Edward D. Bright and Anthony F. Grisanti or any of them acting in the absence of the others, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2000 Annual Meeting of Stockholders of Netsmart Technologies, Inc. (the "Company"), to be held at 9:30 a.m., local time, on Thursday, December 21, 2000, at the offices of the Corporation at 146 Nassau Avenue, Islip, New York 11751, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)     To elect the following five (5) directors:

        James L. Conway, Edward D. Bright, John F. Phillips, Gerald O. Koop and Joseph G. Sicinski

 [ ] FOR all nominees listed above (except as marked to the contrary below).

 [ ] Withhold authority to vote for all nominees listed above.

INSTRUCTION:     To withhold authority to vote for any individual nominee, print that nominee's name below.

--------------------------------------------------------------------------------


(2)     To approve the 1999 Long Term Incentive Plan.

        FOR [ ]                   AGAINST [ ]                    ABSTAIN [ ]

(3)     To approve the 1999 Employee Stock Purchase Plan.

        FOR [ ]                   AGAINST [ ]                    ABSTAIN [ ]

(4) To approve the selection of Richard A. Eisner & Company, LLP as the Company's independent certified public accountants for the year ended December 31, 2000

        FOR [ ]                   AGAINST [ ]             ABSTAIN [ ]

(5) In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated November 9, 2000.

        The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Items 1, 2, 3 and 4.

        If you plan to attend the meeting please indicate below:

        I plan to attend the meeting [ ]

Dated: __________________________ , 2000





                                                _______________________________

                                                _______________________________
                                                   (Signature(s))

                                       Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                                                                      Exhibit A

                           NETSMART TECHNOLOGIES, INC.
                           --------------------------

                          1999 Long-Term Incentive Plan

1.      Purpose; Definitions.

        The purpose of the Netsmart Technologies, Inc. 1999 Long-Term Incentive Plan (the "Plan") is to enable Netsmart Technologies, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (a) "Affiliate" means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

        (b)  "Board" means the Board of Directors of the Company.

        (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

        (d) "Cause" means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or, if the participant has an employment agreement with the Company, a Subsidiary or Affiliate, an event which constitutes "cause" as defined in such employment agreement.

        (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (f) "Commission" means the Securities and Exchange Commission or any successor thereto.

        (g) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

        (h) "Company" means Netsmart Technologies, Inc., a Delaware corporation, or any successor corporation.

        (i) "Deferred Stock" means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

        (j)  "Disability"   means  disability  as  determined  under  procedures
established by the Committee for purposes of the Plan.

        (k) "Early Retirement" means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

        (m) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

        (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Non-Employee Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate.

        (p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        (q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

        (r) "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

        (s) "Plan" means this Netsmart Technologies, Inc. 1999 Long-Term Incentive Plan, as hereinafter amended from time to time.

        (t) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

        (u)  "Retirement" means Normal Retirement or Early Retirement.

        (v) "Stock" means the Common Stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

        (w) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Paragraph 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

        (x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

        (y) "Stock Purchase Right" means the right to purchase Stock pursuant to
Section 9 of the Plan.

        (z) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

        In  addition,  the  terms  "Change  in  Control,"  "Potential  Change in
Control"  and  "Change  in  Control   Price"  shall  have  meanings  set  forth,
respectively, in Paragraphs 11(b), (c) and (d) of the Plan.

2.      Administration.

        (a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors.

        (b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the
Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

               (i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

               (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

               (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

               (v)  to  determine  whether,   to  what  extent  and  under  what
circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Paragraph 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

               (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

               (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

               (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

               (ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

        (c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

        (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.      Stock Subject to Plan.

        (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be three hundred thousand (300,000) shares of Common Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

        (b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

        (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.      Eligibility.

        (a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of the Plan, Non- Employee

Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

        (b) On each April 1 of each year, commencing April 1, 2000, each person who is a Non-Employee Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date); provided, however, that with respect to the automatic grant on April 1, 2000, in the event that the Plan shall not have been approved by stockholders on or prior to April 1, 2000, the automatic option grant in 2000 shall be granted on the date that the Plan is approved by stockholders. Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Common Stock. The Non-Qualified Stock Options granted pursuant to this Paragraphs 4(b) shall become exercisable as to all of the shares subject thereto six (6) months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Non-Employee Director ceases to be a director if such Non-Employee Director ceases to be a director other than as a result of his death or Disability. The provisions of this Paragraph 4(b) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

5.      Stock Options.

        (a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

        (b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

               (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

               (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

               (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

               (iv)  Method of Exercise.
                     ------------------

                      (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

                      (B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                      (C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

                      (D)  Subject to Paragraph 5(b)(iv)(C) of the Plan, an
optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and,
if  requested,   has  given  the representation described in Paragraph 14(a) of the Plan.

               (v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               (vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

               (vii) Termination by Reason of Disability or Retirement. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

               (viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the

Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

               (ix)  Incentive Stock Options.
                     -----------------------

                      (A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                      (B)  To the extent required for "incentive stock option"
status under Section 422(d) of the  Code   (taking   into   account   applicable
Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

                      (C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                               If (x) a participant's employment is terminated
by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in
Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                               if the exercise of an Incentive Stock Option is
accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

               (x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

               (xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6.      Stock Appreciation Rights.

        (a)  Grant and Exercise.
             ------------------

               (i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

               (ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

               (iii) A Stock Appreciation Right may be exercised by an optionee, subject to Paragraph 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Paragraph 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

        (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

               (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and
Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

               (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

               (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Paragraph 5(b)(v) of the Plan.

               (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

               (v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

               (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7.      Restricted Stock.

        (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Paragraph 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b)  Awards and Certificates.
             -----------------------

               (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

               (ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

               (iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Paragraph 7(b)(ii).

               (iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

               (v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

        (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

               (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

               (ii) Except as provided in this paragraph 7(c)(ii) and Paragraph 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Paragraph 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

               (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

               (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

        (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8.      Deferred Stock.

        (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Paragraph 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

        (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

               (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Paragraph 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

               (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

               (iii) Subject to the  provisions of the award  agreement and this
Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

               (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

               (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

               (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

        (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9.      Stock Purchase Rights.

        (a)  Awards  and  Administration.   The  Committee  may  grant  eligible
participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

              (i)   at its Fair Market Value on the date of grant;

              (ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

              (iii) at an amount equal to Book Value on such date; or

              (iv) at an amount equal to the par value of such Stock on such date.

        The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

        (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Paragraph 9(a) of the Plan.

10.     Other Stock-Based Awards.

        (a)  Administration.
             --------------

               (i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

               (ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

        (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

               (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

               (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

               (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

               (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

               (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

               (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11.     Change in Control Provisions.

        (a) Impact of Event. In the event of a "Change in Control," as defined in Paragraph 11(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

               (i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders; provided, however, that if such stockholder approval shall not have been obtained prior to a Change of Control or a Potential Change of Control, any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

               (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders.

               (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Paragraphs 11(a)(i) and (ii) of the Plan), shall be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Paragraph 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

        (b) Definition of "Change in Control." For purposes of Paragraph 11(a) of the Plan, a "Change in Control" means the happening of any of the following:

               (i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

               (ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 11(b)(ii); or

               (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

        (c) Definition of Potential Change in Control. For purposes of Paragraph 11(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

               (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

               (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

        (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 11(a)(iii).

12.     Amendments and Termination.

        (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

        (b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

        (c) Subject to the provisions of Paragraphs 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13.     Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

14.     General Provisions.

        (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

        (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

        (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15.     Effective Date of Plan.

        The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.     Term of Plan.

        Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

                                                                      Exhibit B

                           NETSMART TECHNOLOGIES, INC.

                        1999 Employee Stock Purchase Plan

17.     Introduction.

        (a) Purpose. The Netsmart Technologies, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Netsmart Technologies, Inc. (the "Company") and its Participating Subsidiaries (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

        (b) Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (as defined below), although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

18.     Definitions.

        (a)    "Board" shall mean the board of directors of the Company.

        (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean the committee appointed by the Board of Directors in accordance with Paragraph 11(a) of the Plan.

        (d) "Company" shall mean Netsmart Technologies, Inc., a Delaware corporation.

        (e) "Compensation" shall mean the gross cash compensation (including, wage, salary and overtime earnings) paid by the Company or any Participating Subsidiary to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

        (f) "Common Stock" shall mean the Company's common stock, par value $.01 per share or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

        (g) "Employee" shall mean any person who is classified as an employee (within the meaning of Section 3401(c)of the Code) by the Company or any Participating Subsidiary on the Company's payroll records during the relevant participation period.

        (h) "Offering," "Offering Commencement Date" and "Offering Termination Date" shall have the meanings set forth in Paragraph 4(b) of the Plan.

        (i) "Participant" shall mean a participant in the Plan as described in Paragraph 4 of the Plan.

        (j) "Participating Subsidiary" shall mean a Subsidiary of the Company whose employees are entitled to participate in the Plan. The Committee shall have the power and authority to determine which Subsidiaries shall be Participating Subsidiaries.

        (k) "Plan" shall mean the Netsmart Technologies, Inc. 1999 Employee Stock Purchase Plan.

        (l) "Plan Representative" shall mean any person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

        (m) "Principal Market" shall mean the principal stock exchange or market on which the Common Stock is traded. As of the date the Plan was adopted by the Board, the Principal Market was the Nasdaq SmallCap Market.

        (n) "Subsidiary" shall mean any corporation or other business association (other than the Company or any partnership, limited liability company or other entity which is treated as a partnership for federal income tax purposes) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

19.     Eligibility and Participation.

        (a) Initial Eligibility. Each Employee who shall have completed six consecutive months of employment with the Company or any Participating Subsidiary and shall be employed by the Company or any Participating Subsidiary on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings (as defined below) under the Plan which commence after such six-month period has concluded. Persons who are not Employees shall not be eligible to participate in the Plan. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which are consistent with Section 423(b)(5) of the Code and the regulations thereunder.

        (b) Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

               (i) if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiary Corporations (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

               (ii) which permits such Employee's rights to purchase stock under all Employee stock purchase plans of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        (c) Commencement of Participation. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be at least 30 days prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a participant shall commence on the next following Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant's earlier termination of participation in the Plan pursuant to Paragraph 8 of the Plan.

20.     Stock Subject to the Plan and Offerings.

        (a) Stock Subject to the Plan. Subject to the provisions of Paragraph 12(d) of the Plan, the Board shall reserve for issuance under the Plan an aggregate of one hundred fifty thousand (150,000) shares of Common Stock, which shares shall be authorized but unissued shares of Common Stock or shares of Common Stock held as treasury stock. The Board may, subject to stockholder approval, from time to time reserve additional shares of Common Stock for issuance pursuant to the Plan; provided, however, that at no time shall the number of shares of Common Stock reserved be greater than permitted by applicable law.

        (b) Offerings. The Plan will be implemented by successive offerings of the Company's Common Stock (the "Offerings"), which shall be for a period of three, six or twelve months, as the Committee shall determine.. The first Offering shall begin on a date determined at the discretion of the Committee. Each successive Offering shall begin on a date determined at the discretion of the Committee. The first day of each Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering. The Offering Commencement Date for any Offering shall not be earlier than the Offering Termination Date of the preceding Offering.

21.     Payroll Deductions.

        (a) Amount of Deduction. A Participant may elect payroll deductions of any whole or half percentage from one percent (1 %) through five percent (5%) of such Participant's Compensation for each pay period during an Offering.

        (b) Participant's Account. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account.

        (c) Changes in Payroll Deductions. A participant may reduce or increase future payroll deductions (within the limits described in Paragraph 5(a) of the Plan) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

22.     Granting of Option.

        (a) Number of Option Shares. On the Commencement Date of each Offering, each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (i) the sum of (x) that percentage of the Employee's Compensation which the Employee has elected to have withheld (but not in any case in excess of 5%) multiplied by the Employee's Compensation during the Offering and (y) the amount of any accumulated payroll deductions from a prior Offering held for the purchase of Common Stock pursuant to Paragraph 7(c) of the Plan divided by (ii) the applicable Offering Price determined as provided in Paragraph 6(b) of the Plan. Such number of shares shall be finally determined at such time as the Offering Price is determined.

        (b) Offering Price. The price of stock purchased with payroll deductions (the "Offering Price") made during the initial Offering and any subsequent Offerings shall be 85% of the lower of:

               (i) the greater of (x) 90% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the Principal Market, or (y) the average of the closing prices of the Common Stock on the last five days preceding the Offering Commencement Date on which trading occurred on the Principal Market; or

               (ii) the greater of (x) 90% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the Principal Market, or (y) the average of the prices of the stock on the last five days of the Offering on which trading occurred on the Principal Market.
                                       B-3

For purposes of determining the average of the prices of stock over a five-day period, the price of the Common Stock for any day shall be the closing price of the Common Stock on the Principal Market on that day.

23.     Exercise of Option.

        (a) Automatic Exercise. Each Participant's option to purchase Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's account at the time will purchase at the applicable Offering Price. Notwithstanding the foregoing, in the event that the number of shares to be purchased by all participants exceeds the maximum number of shares which may be issued pursuant to the Plan, the number of shares to be purchased by all participants shall be reduced proportionately, except that no participant shall purchase less than one share of Common Stock.

        (b) Withdrawal of Account. No Participant shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant's accumulated payroll deductions shall be refunded to the Participant as and to the extent specified in Paragraph 8(a) of the Plan upon termination of such Participant's participation in the Offering.

        (c) Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Paragraph 7(b) of the Plan, will be held for the purchase of Common Stock in the next following Offering, without interest; provided, however, that the Committee may elect to refund to the Participants all cash held in lieu of issuing fractional shares.

        (d) Exercise of Options. During a Participant's lifetime, options held by a Participant shall be exercisable only by such Participant.

        (e) Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant in such Offering a certificate for the shares of Common Stock purchased in the Offering upon exercise of the Participant's option.

        (f) Benefits of Section 423 of the Code. The Plan is intended to satisfy the requirements of Section 423 of the Code. A Participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Offering Commencement Date of the Offering for which the options to purchase shares were granted or within one (1) year from the date such Common Stock is purchased by the participant, whichever is later.

24.     Withdrawal.

        (a) In General. A Participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the Participant's Compensation during such Offering or thereafter, unless and until such Participant elects to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Paragraph 3(c) of the Plan. Such Participant's payroll deductions accumulated prior to processing of such notice shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Paragraph 7(a) of the Plan. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such Participant.

        (b) Effect on Subsequent Participation. A Participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such Participant is otherwise eligible.

        (c) Termination of Employment. Upon termination of a Participant's employment with the Company or any Participating Subsidiary (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to the Participant or, in the case of the Participant's death, to the person or persons entitled thereto under Paragraph 12(a) of the Plan, and the Participant's participation in the Plan shall be deemed to be terminated. In the event that a Participant is employed by a Subsidiary which, during the term of an Offering, ceases to be a Subsidiary, the Participant's employment shall be deemed to have been terminated as of the date such entity ceased to be a Subsidiary.

25.     Interest.

        (a) Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any Participant.

26.     Stock.

        (a) Participant's Interest in Option Stock. No Participant will have any interest in shares of Common Stock covered by any option held by such Participant until such option has been exercised as provided in Paragraph 7(a) of the Plan.

        (b) Registration of Stock. Shares of Common Stock purchased by a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Plan Representative prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

27.     Administration.

        (a) Appointment of Committee. The Board shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than three "nonemployee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Act of 1933, as amended). If no committee is appointed by the Board of Directors, then the Board shall serve as the Committee.

        (b) Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provision of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination of the foregoing matters shall be conclusive.

        (c) Rules Governing the Administration of the Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

28.     Miscellaneous.

        (a) Designation of Beneficiary. A Participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Representative. Upon the death of a Participant and receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the participant under the Plan, and subject to Paragraph 8 of the Plan above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a Participant lacking a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the Participant under the Plan.

        (b) Transferability. Neither payroll deductions credited to any Participant's account nor any option or rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Paragraph 8(a) of the Plan.

        (c) Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

        (d)    Adjustment Upon Changes in Capitalization.
               -----------------------------------------

               (i) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Offering Price or Prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Paragraph 4 of the Plan shall also be proportionately adjusted.

               (ii) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph 12(d) shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

        (e) Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Paragraph 12(d) of the Plan) or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiaries as Participating Subsidiarys, and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option.

        (f) Effective Date. The Plan shall become effective as of November 18, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the stockholders of the Company duly held within twelve months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

        (g) No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, any employee's employment at any time.

        (h) Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

        (i) Governing Law. The law of the State of New York will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

        (j) Committee Rules for Foreign Jurisdictions. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures; provided, however, that any such rules or procedures do not result in an Offering Price which is less than the lesser of an amount equal to 85% of the fair market value of the stock on the Offering Commencement Date or 85% of the fair market value of the stock on the Offering Termination Date. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.